UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2015

MoneyGram International, Inc.

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(Exact name of registrant as specified in its charter)

_______Delaware_______ (State or other jurisdiction of incorporation)	_______1-31950_ ____ (Commission File Number)	_____16-1690064_____ (I.R.S. Employer Identification Number)
2828 N. Harwood Street, 15th Floor ____Dallas, Texas _____ (Address of principal executive offices)	_____75201_____ (Zip code)

Registrant’s telephone number, including area code: (214) 999-7552

___________________Not applicable___________________
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On July 31, 2015, MoneyGram International, Inc. issued a press release reporting financial results for its second quarter ended June 30, 2015. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
99.1	Press release dated July 31, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONEYGRAM INTERNATIONAL, INC.

By:	/s/ W. Alexander Holmes
Name: Title:	W. Alexander Holmes Executive Vice President, Chief Financial Officer and Chief Operating Officer

Date: July 31, 2015

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press release dated July 31, 2015.